UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 12, 2021

Fat Projects Acquisition Corp

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40755	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

27 Bukit Manis Road Singapore, 099892

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (65) 8590-2056

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one Class A Ordinary Share and one Redeemable Warrant	FATPU	The Nasdaq Stock Market LLC
Class A Ordinary Share, $0.0001 par value per share	FATP	The Nasdaq Stock Market LLC
Redeemable Warrants, each warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50 per share	FATPW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On October 12, 2021, Fat Projects Acquisition Corp, a Cayman Islands exempted company (the “Company”), entered into an underwriting agreement by and between the Company and EF Hutton, division of Benchmark Investments, LLC, as representative of the several underwriters named therein (collectively, the “Underwriters”), a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference (the “Underwriting Agreement”), relating to the Company’s initial public offering (the “Offering”) of 10,000,000 units (the “Units”) at a price to the public of $10.00 per Unit. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (“Class A Ordinary Share”) and one redeemable warrant of the Company (“Warrant”), with each Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share. Under the terms of the Underwriting Agreement, the Company granted the Underwriters in the Offering a 45-day option to purchase up to 1,500,000 additional Units solely to cover over-allotments, if any (the “Option”). The Underwriters exercised the Option in full resulting in the sale of 11,500,000 Units in total and additional gross proceeds of $15.0 million. The Offering resulted in gross proceeds of $115.0 million, a portion of which will be placed in a U.S.-based trust account (the “Trust Account”), maintained by Continental Stock Transfer & Trust Company, acting as trustee.

The foregoing is only a brief description of the terms of the Underwriting Agreement, does not purport to be a complete description of the rights and obligations of the parties thereunder, and is qualified in its entirety by reference to the Underwriting Agreement that is attached as Exhibit 1.1 hereto and incorporated herein by reference.

In connection with the Offering, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

●       the Underwriting Agreement;

●       a Warrant Agreement, dated October 12, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference;

●       a Letter Agreement, dated October 12, 2021, by and among the Company, its officers and directors and senior advisors and the Company’s sponsor, Fat SPAC PTE. LTD. (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference;

●       an Investment Management Trust Agreement, dated October 12, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference;

●       a Registration Rights Agreement, dated October 12, 2021, by and among the Company and certain security holders, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference;

●       a Private Placement Warrant Purchase Agreement, dated October 12, 2021 (the “Warrant Subscription Agreement”), by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference;

●       Indemnity Agreements, each dated October 12, 2021, between the Company and each of the officers and directors of the Company, the form of which is attached as Exhibit 10.5 hereto and incorporated herein by reference; and

●        an Administrative Support Agreement, dated October 12, 2021 (the “Administrative Services Agreement”), by and between the Company and Fat SPAC PTE. LTD., a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities

On October 15, 2021, simultaneously with the consummation of the Offering, the Company consummated the private placement of an aggregate of 2,865,000 warrants (the “Private Placement Warrants”) to Fat SPAC PTE. LTD., the sponsor of the Company (the “Sponsor”), at a price of $1.00 per Private Placement Warrant, generating total gross proceeds of $2,865,000 (the “Private Placement”). No underwriting discounts or commissions were paid with respect to the Private Placement. The Private Placement was conducted as a non-public transaction and, as a transaction by an issuer not involving a public offering, is exempt from registration under the Securities Act in reliance upon Section 4(a)(2) of the Securities Act of 1933, as amended. The Private Placement Warrants are identical to the Warrants, except that (a) the Private Placement Warrants will not be transferable, assignable or saleable until 30 days after the consummation of the Company’s initial business combination except to permitted transferees and (b) the Placement Warrants, so long as they are held by the Sponsor or its permitted transferees, (i) may be exercised by the holders on a cashless basis and (ii) will be entitled to registration rights.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 14, 2021, the Company’s sole shareholder, the Sponsor, appointed Mr. Nils Michaelis as director of the Company, effective immediately following the completion of the Company’s initial public offering, to hold office until such time as he resigns or is removed or otherwise disqualified in accordance with the articles of association of the Company.

Nils Michaelis, age 48, currently serves as the President and Chief Operating Officer and Head of Mergers & Acquisition of the Company Mr. Since August 2013, Mr. Michaelis has been based in Singapore and held senior leadership roles at Accenture as Managing Director responsible for Digital in Southeast Asia and most recently as the responsible for transformation in consumer facing industries for the Growth Markets region (APAC, AfricaMiddle East and Latin America), designing and executing integrated technology-led transformation journeys for his clients across experience, enablement and efficiency layers. Michaelis. Mr. Michaelis’ career spans 24 years, multiple industries and geographies, having held leadership positions for world-leading consultancies such as McKinsey & Company, Accenture, and corporations such as Bertelsmann and American Express. Mr. Michaelis has been at the forefront of digital transformation throughout his career and is a seasoned expert in identifying opportunities from digital technologies, designing new approaches and business models, and then executing and successfully scaling them through a combination of organic and M&A-driven growth. Throughout his career Mr. Michaelis has been driving M&A and the integration of acquisitions to accelerate and scale business for the corporations and the clients he has served – with significant M&A experience across Asia, Europe and North America. Mr. Michaelis is deeply entrenched into the global innovation and technology ecosystems and a recognized thought leader for corporations, tertiary institutions and government-linked enterprises. Mr. Michaelis holds a Master of Business Administration from Leuphana University of Lüneburg.

Mr. Michaelis has no family relationships with any of the Company’s directors or executive officers or any people nominated or chosen by the Company to become a director or executive officer. Mr. Michaelis is not a party to any transactions described by Item 404(a) of Regulation S-K.

Item 8.01.	Other Events

A total of $115,000,000, comprised of the proceeds from the Offering and the proceeds of the sale of the Private Placement Warrants, net of the underwriting commissions, discounts, and offering expenses, was placed in a U.S.-based trust account, maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes (less up to $100,000 interest to pay dissolution expenses), the funds held in the trust account will not be released from the trust account until the earliest of (a) the completion of the Company’s initial business combination, (b) the redemption of any public Class A ordinary shares properly submitted in connection with a shareholder vote to amend the Company’s Amended and Restated Memorandum and Articles of Association (the “Charter”) (i) to modify the substance or timing of the Company’s obligation to allow redemption in connection with its initial business combination or certain amendments to the Charter prior thereto or to redeem 100% of the public Class A ordinary share if the Company does not complete its initial business combination within 12 months from the closing of the Offering (or up to 21 months from the closing of the Offering if the Company extends the period of time to consummate a business combination, as described in more detail in the Registration Statement) or (ii) with respect to any other provision relating to shareholders’ rights or pre-business combination activity, and (c) the redemption of the Company’s public shares of Class A ordinary share if the Company is unable to complete its initial business combination within 12 months from the closing of the Offering (or up to 21 months from the closing of the Offering if the Company extends the period of time to consummate a business combination, as described in more detail in the Registration Statement), subject to applicable law.

On October 12, 2021, the Company issued a press release announcing the pricing of the Offering, a copy of which is attached as Exhibit 99.1 hereto and incorporated herein by reference.

On October 15, 2021, the Company issued a press release announcing the closing of the Offering, a copy of which is attached as Exhibit 99.2 hereto and incorporated herein by reference.

A copy of the specimen warrant certificate is attached as Exhibit 4.2 to this Current Report on Form 8-K, which supersedes specimen warrant certificate previously filed as the Exhibit 4.3 to the Registration Statement on Form S-1 (File No. 333-257126), filed with the Securities Exchange Commission on September 27, 2021.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated October 12, 2021, between the Company and EF Hutton, division of Benchmark Investments, LLC, as representative of the underwriters named therein

4.1	Warrant Agreement, dated October 12, 2021, between the Company and Continental Stock Transfer & Trust Company

4.2	Specimen Warrant Certificate (included in Exhibit 4.1)

10.1	Letter Agreement, dated October 12, 2021, among the Company, Fat Projects SPAC PTE. LTD. and each of the executive officers and directors and senior advisors of the Company.

10.2	Investment Management Trust Agreement, dated October 12, 2021, between the Company and Continental Stock Transfer & Trust Company.

10.3	Registration Rights Agreement, dated October 12, 2021, among the Company and certain securityholders.

10.4	Private Placement Warrant Purchase Agreement, dated October 12, 2021, between the Company and Fat Projects SPAC Pte. Ltd.

10.5	Form of Indemnity Agreement.(1)

10.6	Administrative Support Agreement, dated October 12, 2021, by and between the Company and Fat Projects SPAC PTE. LTD.

99.1	Press release dated October 12, 2021

99.2	Press release dated October 15, 2021

(1)	Incorporated by reference as an exhibit to the Company’s Form S-1 (File No. 333-257126), filed with the SEC on June 16, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FAT PROJECTS ACQUISITION CORP

Date: October 15, 2021	By:	/s/ David Andrada
David Andrada
Chief Executive Officer